                                  PRELIMINARY
                             BACKGROUND INFORMATION

                         BAY VIEW 1997-RA-1 AUTO TRUST
                            APPROXIMATE CLASS SIZES

     [$200,979,000.00] CLASS A-1 AUTOMOBILE RECEIVABLE BACKED CERTIFICATES

      [$52,245,989.48] CLASS A-2 AUTOMOBILE RECEIVABLE BACKED CERTIFICATES

        CLASS I INTEREST ONLY AUTOMOBILE RECEIVABLE BACKED CERTIFICATES

--------------------------------------------------------------------------------

The information included herein is produced and provided exclusively by PaineWebber Incorporated ("PW") as underwriter for the Bay View 1997-RA-1 Auto Trust transaction, and not by or as agent for Bay View Securitization Corporation or any of its affiliates (collectively, the "Depositor"). The Depositor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Depositor. PW makes no representations as to the accuracy of such information provided by the Depositor. All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

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

                         Bay View 1997-RA-1 Auto Trust

                              PRICING INFORMATION
--------------------------------------------------------------------------------



Class                           A-1                 A-2              I
Approximate
Face Amount:             [$200,979,000.00]   [$52,245,989.48]   See Note (1)
Balance Percent:         [79.4%]             [20.6%]            [TBD]

Coupon:                  [  TBD%]            [  TBD%]           [  TBD%]
Approximate Price:       [  100%]            [  100%]           [  TBD%]
Yield:                   [  TBD%]            [  TBD%]           [  TBD%]
Spread:                  [ +40 Area]         [ +40 Area]        See Note (1)

Pricing Speed:           1.6% ABS            1.6% ABS           1.6% ABS
Exp Avg Life:            [0.994] yrs         [3.213] yrs        [TBD] yrs
Treasury Benchmark:      5 5/8% Jan '98      3 Year             [TBD]

Credit Enhancement:      100% CapMAC         100% CapMAC        100% CapMAC
Rating Agencies:         S&P/Moody's         S&P/Moody's        S&P/Moody's
Expected Rating:         AAA/Aaa             AAA/Aaa            AAA/Aaa

Expected Maturity:       June 1999           January 2002       TBD
Investor Settle Date:    [01/29/97]          [01/29/97]         [01/29/97]
Pmt Delay:               14 Days             14 Days            14 Days
Dated Date:              01/29/97            01/29/97           01/29/97
Accrued Interest:        None(Flat)          None(Flat)         None(Flat)
Interest Payment:        30/360              30/360             30/360
Pmt Terms:               Monthly             Monthly            Monthly

Ave Life at 1.0% ABS     [1.352] yrs         [4.079] yrs        [TBD] yrs
Ave Life at 2.0% ABS     [0.754 yrs          [2.615] yrs        [TBD] yrs
Ave Life at 2.5% ABS     [0.542] yrs         [2.064] yrs        [TBD] yrs


(1) For further written information concerning the Class I Interest Only Automobile Receivable Backed Certificates, please call the Desk.


THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

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

                         Bay View 1997-RA-1 Auto Trust

                              PRICING INFORMATION
--------------------------------------------------------------------------------

Issuer:                    Bay View 1997-RA-1 Auto Trust

Depositor:                 Bay View Securitization Corporation

Servicer:                  California Thrift & Loan ("CTL")

Trustee:                   Bankers Trust Company

Offering:                  Public shelf offering - the final prospectus and
                           prospectus supplement will be distributed after pricing.

Surety Bond Provider:      Capital Markets Assurance Corporation ("CapMAC")

Expected Pricing Date:     [Thursday, 01/23/97]

Investor Settlement Date:  [01/29/97]

Form of Certificates:      Book-Entry form, same-day funds through DTC.

Interest Rate:             TBD   % on Class A-1 Automobile Receivable Backed
                           Certificates ("the Class A-1 Certificates")
                           TBD   % on Class A-2 Automobile Receivable Backed
                           Certificates ("the Class A-2 Certificates")
                           TBD   % on Class I Interest Only Automobile
                           Receivable Backed Certificates ("the Class I
                           Certificates", together with the Class A-1
                           Certificates and Class A-2 Certificates, the
                           "Certificates" )

Prepayment Assumption:     1.6% ABS

Principal Paydown:         Principal is allocated sequentially first to the
                           Class A-1 Certificates until reduced to zero, then to the Class A-2 Certificates until reduced to zero. The
                           Class I Certificates will receive no payments of principal.

Payment Date:              The 15th calendar day of each month (or, if any such
                           date is not a business day, the first business day thereafter) commencing on February 18, 1997. The payment delay is 14 days.

Interest Accrual Period:   For the initial Payment Date, the initial interest
                           accrual period on the Certificates will be from [01/29/97] until [01/30/97]. In future periods, interest on the Certificates will accrue during the period commencing on the 1st day of the preceding month until the last day of the preceding month
                           (assuming twelve 30 day months).

Reserve Account:           A Spread Account with a target of 1.25% will be
                           established for the benefit of the Certificates.

Collateral Summary:        See the Red Herring for collateral tables.



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.


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

                         Bay View 1997-RA-1 Auto Trust

                              PRICING INFORMATION
--------------------------------------------------------------------------------


Distribution          Planned Notional
    Date              Principal Amount
  Initial              175,746,647.46    Class I Interest Only Auto Receivable
                                         Backed Certificate Planned Notional
  Feb-97               165,280,085.41    Principal Schedule
  Mar-97               156,693,745.50
  Apr-97               147,606,056.15
  May-97               138,706,230.51
  Jun-97               129,997,514.89
  Jul-97               121,483,203.97
  Aug-97               113,166,641.44
  Sep-97               105,051,220.71
  Oct-97                97,140,385.56
  Nov-97                89,437,630.88
  Dec-97                81,946,503.34
  Jan-98                74,670,602.11
  Feb-98                67,613,579.58
  Mar-98                60,779,142.13
  Apr-98                54,362,424.89
  May-98                49,349,540.34
  Jun-98                45,120,492.38
  Jul-98                40,983,967.50
  Aug-98                36,941,594.60
  Sep-98                32,995,027.60
  Oct-98                29,145,945.77
  Nov-98                25,396,054.12
  Dec-98                21,747,083.75
  Jan-99                18,200,792.25
  Feb-99                15,451,771.80
  Mar-99                13,119,703.27
  Apr-99                11,078,468.47
  May-99                 9,309,440.84
  Jun-99                 7,591,418.81
  Jul-99                 5,925,289.77
  Aug-99                 4,893,403.01
  Sep-99                 4,176,112.92
  Oct-99                 3,477,114.81
  Nov-99                 2,796,733.30
  Dec-99                 2,135,298.00
  Jan-00                 1,661,349.09
  Feb-00                 1,330,075.13
  Mar-00                 1,007,931.16
April-00                   696,642.24
  May-00                   400,498.46
  Jun-00                   119,759.40
 July-00                         0.00



THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

                         Bay View 1997-RA-1 Auto Trust

                              PRICING INFORMATION
--------------------------------------------------------------------------------


COLLATERAL POOLS FOR SENSITIVITY TABLE OF THE CLASS I CERTIFICATES:

--------------------------------------------------------------------------------
 Rep Line   Loan Count    Balance       Rate     WAM   W.A. AGE  Percent
--------------------------------------------------------------------------------

    1          3,750    $62,430,164   13.6225%    70       3      24.7%
    2          3,598    $56,337,567   13.3280%    64       9      22.2%
    3          4,573    $62,260,600   14.1305%    55      18      24.6%
    4          4,139    $40,731,776   12.7119%    38      30      16.1%
    5          5,046    $31,464,883   12.4088%    24      45      12.4%
            -----------------------------------------------------
              21,106   $253,224,989   13.3846%   54.11   17.58
------------------------------------------------------------------------

SENSITIVITY OF THE CLASS I CERTIFICATES TO PREPAYMENTS:


Assumed Price = 2.832%
             1.0%       1.60%     2.00%     2.25%      3.00%
             ABS        ABS       ABS       ABS        ABS
-----------------------------------------------------------------
Yield =>     27.673%    6.691%    6.691%    6.691%     -5.380%




THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A DISCLAIMER, PLEASE CONTACT YOUR PAINEWEBBER INCORPORATED FINANCIAL ADVISOR IMMEDIATELY.

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